UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response. . 28.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 8, 2005

Vital Images, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5850 Opus Parkway, Suite 300, Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(952) 487-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

(a)                                  (1)                                  By an offer letter dated and agreed to September 8, 2005, Vital Images, Inc. (the “Company”) is employing Dr. Susan A. Wood as its Executive Vice President of Marketing and Clinical Development.  A copy of this offer letter is filed with this report as Exhibit 99.1.  On the same date, two existing executives of the Company received promotions.  These executives are Philip I. Smith, who was promoted to Executive Vice President, Corporate Development, and Steven P. Canakes, who was promoted to Executive Vice President, Global Sales.

(2)                                  The material terms and conditions of Dr. Wood’s employment agreement with the Company, including without limitation her base salary, incentive compensation, restricted stock and stock option incentives, signing bonus, termination and severance, are set forth in the document entitled Summary of Final Terms for Wood Compensation, which is filed with this report as Exhibit 99.2 and incorporated herein by reference.  The material terms and conditions of Mr. Smith’s and Mr. Canakes’ promotions are set forth in the document entitled Summary of Final Terms for Smith and Canakes Promotions, which is filed with this report as Exhibit 99.3 and incorporated herein by reference.

(3)                                  In connection with her hiring, Dr. Wood and the Company entered into an employment agreement dated September 8, 2005, which is filed with this report as Exhibit 99.4, and a Change in Control Agreement dated September 8, 2005, which is filed with this report as Exhibit 99.5.  In connection with his promotion, Mr. Smith entered into an employment agreement dated September 8, 2005, which is filed with this report as Exhibit 99.6.  In connection with his promotion, Mr. Canakes entered into an employment agreement dated September 8, 2005, which is filed with this report as Exhibit 99.7.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)                                  (1)                                  On September 8, 2005, the Company entered into an agreement with Dr. Susan A. Wood to be its Executive Vice President of Marketing and Clinical Development.

(2)                                  Dr. Wood most recently has been an independent business consultant for medical diagnostic imaging technology companies.  From November 2004 through June 2005, Dr. Wood was the Chief Operating Officer of Medicsight, PLC, based in London, United Kingdom.  From 1997 through 2004, she held positions of increasing responsibility with R2 Technology, Inc., based in Sunnyvale, California.  During her tenure with R2, Dr. Wood was Vice President, Marketing in 2004, Vice President, CT Products and Clinical Marketing from 2001 through 2004, and a product director from 1997 through 2001.  Dr. Wood has a Doctor of Philosophy from the Johns Hopkins Medical Institutions, where she also held a post-doctoral fellowship, a Master of Science in Biomedical Engineering from Duke University, and a Bachelor of Science in Engineering from the University of Maryland.

(3)                                  The material terms and conditions of Dr. Wood’s employment agreement with the Company, including without limitation her base salary, incentive compensation, restricted stock and stock option incentives, signing bonus, termination and severance, are set forth in the document entitled Summary of Final Terms for Wood Compensation, which is filed with this report as Exhibit 99.2 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

99.1                           Offer letter dated September 8, 2005, by and between Vital Images, Inc. and Dr. Susan A. Wood.

99.2                           Summary of Final Terms for Wood Compensation.

99.3                           Summary of Terms for Smith and Canakes Promotions.

99.4                           Employment Agreement dated September 8, 2005, by and between Vital Images, Inc. and Dr. Susan A. Wood.

99.5                           Change in Control Agreement dated September 8, 2005, by and between Vital Images, Inc. and Dr. Susan A. Wood.

99.6                           Employment Agreement dated September 8, 2005, by and between Vital Images, Inc. and Philip I. Smith.

99.7                           Employment Agreement dated September 8, 2005, by and between Vital Images, Inc. and Steven P. Canakes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images Inc.

Date: September 12, 2005.
	By	/s/ Michael H. Carrel
Michael H. Carrel
Chief Financial Officer and Chief Operating Officer
(Principal Financial Officer)

EXHIBIT INDEX

99.1                           Offer letter dated September 8, 2005, by and between Vital Images, Inc. and Dr. Susan A. Wood.

99.2                           Summary of Final Terms for Wood Compensation.

99.3                           Summary of Terms for Smith and Canakes Promotions.

99.4                           Employment Agreement dated September 8, 2005, by and between Vital Images, Inc. and Dr. Susan A. Wood.

99.5                           Change in Control Agreement dated September 8, 2005, by and between Vital Images, Inc. and Dr. Susan A. Wood.

99.6                           Employment Agreement dated September 8, 2005, by and between Vital Images, Inc. and Philip I. Smith.

99.7                           Employment Agreement dated September 8, 2005, by and between Vital Images, Inc. and Steven P. Canakes.